UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2025

Altair International Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-56312	99-0385465
(State or Other Jurisdiction of Incorporation or Organization)	Commission File Number	(I.R.S. Employer Identification No.)

2006 Palomar Airport Road, Suite 210, Carlsbad, California 92011

(Address, including Zip Code, and Telephone Number, including Area Code, of Registrant's Principal Executive Office)

Registrant’s telephone number, including area code 858-239-0788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/a	N/a	N/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accountant standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed by Altair International Corp., a Nevada corporation (the “Company”), to amend its Current Report on Form 8-K (the “Prior 8-K”) filed with the Securities and Exchange Commission (the “SEC”) on March 11, 2025, in connection with the consummation on March 11, 2025 of the transactions contemplated by that certain Agreement and Plan of Merger, dated February 16, 2024 (the “Merger Agreement”), as amended, by and among the Company, Premier Air Charter, Inc. (“Premier”), Premier Air Charter Merger Sub, Inc. (“Merger Sub”) and TIPP Aviation, LLC, the sole shareholder of Premier, pursuant to which Merger Sub merged with and into Premier, with Premier surviving as a wholly-owned subsidiary of the Company.

The Company is filing this Amendment solely to provide (i) the historical audited financial statements of Premier as of and for the years ended December 31, 2024 and 2023 referred to in Item 9.01(a) below; and (ii) the unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2024 referred to in Item 9.01(b) below. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Prior 8-K. Such financial information was excluded from the Prior 8-K in reliance on the instructions to such items.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statement of Business Acquired

Audited financial statements of Premier Air Charter, Inc. for the years ended December 31, 2023 and 2024 (filed as Exhibit 99.1)

(b) Pro Forma Financial Information

Unaudited Pro Forma Condensed Consolidated Financial Statements (filed as Exhibit 99.2)

(d) Exhibits

Exhibit No.	Description
99.1	Audited financial statements of Premier Air Charter, Inc. for the years ended December 31, 2023 and 2024
99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for period ended December 31, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altair International Corp.

Date: May 1, 2025	By:	/s/ Sandra J. DiCicco Bonar
	Name:	Sandra J. DiCicco Bonar
	Title:	Chief Executive Officer

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